EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER OF GRIDIRON BIONUTRIENTS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of GridIron BioNutrients, Inc. for the quarter ended February 29, 2020, the undersigned, Timothy Orr, Secretary and Treasurer of GridIron BioNutrients, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended February 29, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended February 29, 2020 fairly presents, in all material respects, the financial condition and results of operations of GridIron BioNutrients, Inc.

Date: April 20, 2020	By:	/s/ Timothy Orr
Timothy Orr
President, Secretary and Treasurer (principal executive officer, principal accounting officer and principal financial officer)